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                         WAYNE HUMMER INVESTMENT TRUST

                           Wayne Hummer Growth Fund

                     Supplement Dated January 23, 2006 to
              Prospectus and Statement of Additional Information
                             Dated August 1, 2005

   The board of trustees of Wayne Hummer Investment Trust has approved, and recommended to shareholders of the Wayne Hummer Growth Fund (the "Fund") the approval of, an Agreement and Plan of Reorganization (the "Plan"), pursuant to which the Federated Kaufmann Fund, a portfolio of Federated Equity Funds, would acquire all of the assets of the Fund in exchange for Class A shares of equal value of the Federated Kaufmann Fund in a tax-free exchange. The Class A Shares acquired by the Fund would then be distributed pro rata by the Fund to its shareholders in complete liquidation and dissolution of the Fund (the "Reorganization"). If the Reorganization is completed, each shareholder of the Fund will become the owner of Federated Kaufmann Fund's Class A Shares having a total net asset value equal to the total net asset value of his or her holdings in the Fund on the date of the Reorganization.

   The Reorganization cannot be completed unless (1) shareholders of the Fund approve the Plan at a shareholder meeting called for that purpose; (2) each party receives a tax opinion that the Reorganization will be tax-free to the Fund and its shareholders and the Federated Kaufmann Fund; and (3) certain other conditions are satisfied. Shareholders of the Fund as of February 14, 2006, the record date for the shareholder meeting, will receive a prospectus/proxy statement that describes the Federated Kaufmann Fund and the Plan in more detail, and that will seek approval of the Plan by the shareholders of the Fund.

   On January 20, 2006, Wayne Hummer Asset Management Company, the Fund's investment adviser (the "Adviser"), Wintrust Financial Corporation, the parent of the Adviser, and Federated Investors, Inc. ("Federated") entered into a definitive agreement regarding the sale by the Adviser to Federated of certain assets relating to the Adviser's business of providing investment advisory and investment management services to the Fund and the Adviser's cooperation in the Reorganization and related matters. Pursuant to the definitive agreement, the Adviser will receive from Federated a lump sum payment, which could vary depending upon the amount of assets in the Fund on the date of the closing of the Reorganization. Consummation of the definitive agreement is conditioned upon, among other things, shareholders of the Fund approving the Reorganization.

   Subject to the receipt of the necessary shareholder approval and the satisfaction of other conditions contained in the Plan, it is anticipated that the closing of the Reorganization will occur on or about March 24, 2006.

               PLEASE RETAIN THIS DOCUMENT FOR FUTURE REFERENCE.